SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 8, 1997



                               UNITEL VIDEO, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)


       1-9654                                            23-1713238
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(Commission File No.)                          (IRS Employer Identification No.)



555 West 57th Street, New York, New York                            10019
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 265-3600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events
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         On September 8, 1997,  the Company  issued a press release  concerning, among other things, certain unsolicited, non-binding expressions of interest in acquiring the Company and announcing that it had retained the investment banking firm of Legg Mason Wood Walker, Incorporated as its financial advisor in connection with these expressions of interest and any possible transactions that may result. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  99.1:  Unitel Video,  Inc.  Press  Release dated  September 8,
                  1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNITEL VIDEO, INC.


Dated: September 15, 1997                    By: /s/ Barry Knepper
                                                -----------------------------
                                                Chief Executive Officer



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                                  EXHIBIT INDEX




Exhibit
Number               Description
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99.1              Unitel Video, Inc. Press Release dated September 8, 1997.